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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-7058) of Logitech International S.A. of our report dated April 24, 2001 relating to the financial statements, which appears in this Form 20-F.


/s/  PricewaterhouseCoopers SA

Lausanne, Switzerland
May 30, 2001